COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2018
COMMITMENTS AND CONTINGENCIES [Abstract]
COMMITMENTS AND CONTINGENCIES
NOTE 14 - COMMITMENTS AND CONTINGENCIES

Leases

The Company is a party to leases for office space, warehouses and company-operated store locations. Rent expense under all operating leases, included in other selling, general and administrative expenses in the consolidated statements of operations and comprehensive (loss) income, amounted to approximately $1.8 million and $1.6 million for the year ended December 31, 2018 and for the Successor period from February 1, 2017 through December 31, 2017, respectively, and approximately $0.1 million and $1.5 million for the Predecessor periods from January 1, 2017 through January 31, 2017 and the year ended December 31, 2016, respectively.

In April 2018, the Company renegotiated its corporate lease to extend the term through November 2025. At December 31, 2018, future minimum rental payments required under operating leases for the next five years and thereafter are as follows (in thousands):

2019	$1,425
2020	1,173
2021	1,002
2022	834
2023	790
Thereafter	1,438
$6,662

Litigation

The Company is subject to legal proceedings and claims that have arisen in the ordinary course of its business and have not been finally adjudicated. Although there can be no assurance as to the ultimate disposition of these matters, it is the opinion of the Company’s management, based upon the information available at this time, that the expected outcome of these matters, both individually or in the aggregate, will not have a material adverse effect on either the results of operations or financial condition of the Company.

Contingencies

The Company operates in 50 U.S. states and two territories. Money transmitters and their sending agents are under regulation by State and Federal laws. Violations may result in civil or criminal penalties or a prohibition from providing money transfer services in a particular jurisdiction. It is the opinion of the Company’s management, based on information available at this time, that the expected outcome of regulatory matters will not have a material adverse effect on either the results of operations or financial condition of the Company.

On August 28, 2018, the Company received a notice from the Staff of the Listing Qualifications Department of The Nasdaq Stock Market LLC ("Nasdaq") indicating that, based upon the Company's non-compliance with the minimum number of round lot holders for the listing of its common stock and warrants on The Nasdaq Capital Market, as set forth in Nasdaq Listing Rules 5550(a)(3) and 5515(a)(4), respectively, the Company's common stock and warrants may be subject to delisting from Nasdaq unless the Company timely requests a hearing before a Nasdaq Hearings Panel (the "Panel").

On October 29, 2018, the Company received a notice from Nasdaq (the “Nasdaq Notice”) informing the Company that it has met the listing requirements with respect to its common stock and that the Company’s common stock will continue to be listed and trade on The Nasdaq Capital Market under the symbol “IMXI.” Additionally, the Nasdaq Notice informed the Company that it had not demonstrated compliance with the warrant listing requirements. The Company has withdrawn its request for a hearing before the Panel with respect to the warrant listing requirements. Accordingly, the Nasdaq Notice informed the Company that the Panel had determined to delist the Company’s warrants and suspend the trading of the warrants from The Nasdaq Capital Market effective as of the open of business on October 31, 2018. As of December 31, 2018, the warrants are being traded in the Over-The-Counter market under the same symbol.